                                                                    EXHIBIT 99.1


                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)


        On December 19, 1996, CarrAmerica Realty Corporation (the Company) acquired 2 buildings located in Lombard, Illinois containing a total of approximately 387,000 square feet of office space, referred to as the Unisys Center. The aggregate purchase price for the Unisys Center was approximately $50.7 million, and was financed by a draw of $50.7 million on the Company's line of credit. In October 1996, the Company consummated an offering of Series A Preferred Shares that raised net proceeds of approximately $43 million. The net proceeds of the October offering were used to pay down indebtedness under the line of credit, thereby increasing the Company's borrowing capacity.

        This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the aforementioned transactions had been consummated on September 30, 1996. In management's opinion, all adjustments necessary to reflect the effects of the aforementioned transactions have been made.

        This unaudited pro forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the Company's actual financial position would have been at September 30, 1996, had the transactions occurred on that date, nor does it purport to represent the future financial position of the Company.


                                                                              At September 30, 1996 (Unaudited)
                                                         ------------------------------------------------------------------------
                                                                                    Pro Forma Adjustments
                                                                            ------------------------------------
                                                                                Series A
                                                                            Preferred Stock     Acquisition of        Pro Forma
                                                         Historical (A)       Offering (B)     Unisys Center (C)    Consolidated
                                                         --------------     ---------------   ------------------    -------------
           ASSETS
      Rental property, net                               $    906,342            $     -          $  50,651  (1)    $   956,993
      Development property                                     40,449                  -                -                40,449
      Restricted and unrestricted cash                         22,882                  -                -                22,882
      Other assets                                             74,235                  -                -                74,235
                                                         -------------           ----------       ----------        ------------
        Total assets                                     $  1,043,908            $     -          $  50,651         $ 1,094,559
                                                         =============           ==========       ==========        ============

           LIABILITIES
      Mortgages and notes payable                        $    426,069            $ (42,915)       $  50,651  (2)    $   433,805
      Other liabilities                                        20,480                  -                -                20,480
                                                         -------------           ----------       ----------        ------------
        Total liabilities                                     446,549              (42,915)          50,651             454,285

      Minority interest                                        51,611                  -                -                51,611

         STOCKHOLDERS' EQUITY
      Preferred stock                                             -                     17              -                    17
      Common stock                                                355                  -                -                   355
      Additional paid-in capital                              588,684               42,898              -               631,582
      Dividends in excess of earnings                         (43,291)                 -                -               (43,291)
                                                         -------------           ----------       ----------        ------------
        Total stockholders' equity                            545,748               42,915              -               588,663
                                                         -------------           ----------       ----------        ------------
        Total liabilities and stockholders' equity       $  1,043,908            $     -          $  50,651         $ 1,094,559
                                                         =============           ==========       ==========        ============



Notes:
(A) Reflects the Company's historical consolidated balance sheet as of September 30, 1996.
(B) Reflects the issuance of 1,740,000 Series A Preferred Shares at the price of $25 per share. Transaction costs of $585 were incurred. The Company used all of the proceeds to pay down amounts outstanding under its line of credit.
(C)   Reflects the following pro forma adjustments related to the Unisys
      Center:
      (1)  total acquisiton costs of $50,651; and
      (2)  a draw on the line of credit of $50,651.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)


     These unaudited pro forma Condensed Consolidated Statements of Operations are presented as if the aforementioned transactions had been consummated as of the beginning of the respective periods.

     These unaudited pro forma Condensed Consolidated Statements of Operations should be read in conjunction with the Historical Summary of Operating Revenue and Expenses of Unisys Center and Notes thereto. In management's opinion, all adjustments necessary to reflect the effects of the aforementioned transactions have been made.


     These unaudited pro forma Condensed Consolidated Statements of Operations are not necessarily indicative of what actual results of operations of the Company would have been assuming the transactions had been consummated as of the beginning of the respective periods, nor does it purport to represent the results of operations for future periods.


                                                          For the nine months ended September 30, 1996 (Unaudited)
                                                   ------------------------------------------------------------------------
                                                                             Pro Forma Adjustments
                                                                       --------------------------------

                                                                        Series A
                                                                     Preferred Stock      Acquisition of           Pro Forma
                                                    Historical (A)    Offering (B)       Unisys Center (C)       Consolidated
                                                    --------------   ---------------     -----------------      --------------
Real estate operating revenue:
   Rental revenue                                    $  100,639       $      -             $   5,016   (1)        $  105,655
   Real estate service income                             9,265              -                   -                     9,265
                                                    ------------     -------------        -----------            ------------
        Total revenues                                  109,904              -                 5,016                 114,920
                                                    ------------     -------------        -----------            ------------

Real estate operating expenses:
   Property operating expenses                           33,371              -                 1,881   (1)            35,252
   Interest expense                                      21,857           (2,413)              2,849   (2)            22,293
   General and administrative                            10,661              -                   -                    10,661
   Depreciation and amortization                         25,744              -                 1,117   (3)            26,861
                                                    ------------     -------------        -----------            ------------
        Total operating expenses                         91,633           (2,413)              5,847                  95,067
                                                    ------------     -------------        -----------            ------------

        Real estate operating income                     18,271            2,413                (831)                 19,853

   Other operating income (expense)                       1,610              -                   -                     1,610
                                                    ------------     -------------        -----------            ------------


   Income before minority interest                       19,881            2,413                (831)                 21,463
                                                    ------------     -------------        -----------            ------------

Minority interest                                        (3,895)             -                   -                    (3,895)
                                                    ------------     -------------        -----------            ------------

   Income from continuing operations                 $   15,986       $    2,413           $    (831)             $   17,568
                                                    ============     =============        ===========            ============

Earnings per common share
  from continuing operations (D)                     $     0.70                                                   $     0.68
                                                    ============                                                 ============




                                                                For the year ended December 31, 1995 (Unaudited)
                                                   ------------------------------------------------------------------------------
                                                                                Pro Forma Adjustments
                                                                        -----------------------------------

                                                                         Series A
                                                                      Preferred Stock       Acquisition of         Pro Forma
                                                    Historical (A)     Offering (B)        Unisys Center (C)      Consolidated
                                                   ---------------    ---------------      -----------------      ------------
Real estate operating revenue:
   Rental revenue                                    $   89,539           $      -           $   6,675   (1)      $   96,214
   Real estate service income                            11,315                  -                   -                11,315
                                                    ------------       ------------         -----------          ------------
        Total revenues                                  100,854                  -               6,675               107,529
                                                    ------------       ------------         -----------          ------------

Real estate operating expenses:
   Property operating expenses                           31,579                  -               2,425   (1)          34,004
   Interest expense                                      21,873             (3,349)              3,953   (2)          22,477
   General and administrative                            10,711                  -                   -                10,711
   Depreciation and amortization                         18,495                  -               1,489   (3)          19,984
                                                    ------------       ------------         -----------          ------------
        Total operating expenses                         82,658             (3,349)              7,867                87,176
                                                    ------------       ------------         -----------          ------------

        Real estate operating income                     18,196              3,349              (1,192)               20,353

   Other operating income (expense)                        (912)                 -                   -                  (912)
                                                    ------------       ------------         -----------          ------------


   Income before minority interest                       17,284              3,349              (1,192)               19,441
                                                    ------------       ------------         -----------          ------------

Minority interest                                        (5,217)                 -                   -                (5,217)
                                                    ------------       ------------         -----------          ------------

   Income from continuing operations                 $   12,067           $  3,349           $  (1,192)           $   14,224
                                                    ============       ============         ===========          ============

Earnings per common share
    from continuing operations (D)                   $     0.90                                                   $     0.86
                                                    ============                                                 ============

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

 For the Nine Months Ended September 30, 1996 and the Year Ended December 31,
                                     1995
                                  (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical consolidated statements of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995.

(B) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Company's line of credit with the proceeds from the Series A Preferred Stock Offering.

(C)      Pro forma adjustments for the purchase of the Unisys Center reflect:
         (1)     the historical operating activity of the properties acquired;
         (2) the additional interest expense on the line of credit ($2,849 for the nine months ended September 30, 1996 and $3,953 in
                 1995); and
         (3) the depreciation expense for the acquisition based on the new accounting basis for the rental property acquired.

(D) Based upon 27,723,006 and 18,156,687 pro forma shares of Common Stock outstanding and common stock equivalents on a weighted average basis during the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively. Net income and weighted average shares outstanding have been adjusted for certain minority interests which have a dilutive effect on earnings per share.